EXHIBIT 10.4


                              AMENDED AND RESTATED
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         This Amended and Restated Assignment and Assumption Agreement ("Agreement") is entered into as of July 1, 1996 ("Effective Date") by and between Sprint Spectrum Holding Company, L.P., a Delaware limited partnership ("Holding"), Sprint Spectrum L.P., a Delaware limited partnership ("Spectrum"), and Sprint Spectrum Realty Company, L.P., a Delaware limited partnership ("RealtyCo").

                                    RECITALS:

         A. Holding, Spectrum and RealtyCo previously entered into an Assignment and Assumption ("Original Assignment"), dated as of July 1, 1996, wherein, among other things, (i) Holding assigned to Spectrum all of Holding's interest in certain leasehold interests held by Holding as of the close of business on June 30, 1996 ("Holding Leases"); (ii) Holding assigned to Spectrum all employee benefit plans and employment agreements and arrangements entered into by Holding (the "Employee Plans and Agreements"); and (iii) Spectrum assigned to RealtyCo all of Spectrum's interest in the Holding Leases and the Employee Plans and Agreements.

         B. Holding, Spectrum and RealtyCo desire to amend the Original Assignment as provided herein and to restate the Original Assignment in its en-tirety.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

         1. Holding Assignment of Realty Interest. Holding hereby transfers, conveys and assigns to Spectrum all of Holding's right, title and interest in, to and under, and delegates its duties and obligations under, all real property licensed or leased by Holding or in which Holding acquired an easement interest, used or to be used for cell sites, switch sites, office space for administrative, technical or customer support, and other uses related to the administration and operation of the business of Holding, whether now existing or entered into after the date hereof ("Holding Realty Interests"). Such assignment will be deemed to be effective (a) immediately for each Holding Realty Interest existing on the Effective Date, and (b) immediately after the creation of the Holding Realty Interest for all such interests created after the Effective Date. Spectrum hereby accepts this assignment and agrees to assume and perform all of Holdings' duties and obligations under the instruments creating the Holding Realty Interests.

         2. Holding Assignment of Employee Plans and Agreements. Holding hereby transfers, conveys and assigns to Spectrum all of Holding's right, title and interest in, to and under, and delegates its duties and obligations under, the Employee Plans and Agreements. Spectrum hereby accepts this assignment and agrees to assume all of Holding's duties and obligations under the Employee Plans and Agreements.

         3. Spectrum Assignment of Realty Interest. Spectrum hereby transfers, conveys and assigns to RealtyCo all of Spectrum's right, title and interest in, to and under, and delegates its duties and obligations under, all real property licensed or leased by Spectrum or in which Spectrum acquires an easement interest, used or to be used for cell sites, switch sites, office space for administrative, technical or customer support, retail space and other uses related to the administration and operation of the business of Spectrum, whether now or existing or entered into after the date hereof, including, without limitation, the Holding Realty Interests ("Spectrum Realty Interests"). Such assignment will be deemed to be effective (a) immediately for each Spectrum Realty Interest existing on the Effective Date, and (b) immediately after the creation of the Spectrum Realty Interest for all such interests created after the Effective Date. RealtyCo hereby accepts the assignment and agrees to assume and perform all of Spectrum's duties and obligations under the instruments creating the Spectrum Realty Interests.

         4. General Provisions. This Agreement will be effective as of the commencement of business on July 1, 1996. The parties hereby agree that the Original Agreement is hereby replaced with this Agreement. This Agreement is governed by, and construed and interpreted in accordance with, the laws of the State of Missouri without reference to applicable choice of law provisions. The headings used in this Agreement are for convenience only and must not in any way affect the meaning or interpretation of this Agreement.

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         IN WITNESS  WHEREOF,  the  parties  have caused  this  Agreement  to be executed by their duly authorized officers as of the day and year first above written.


                                    SPRINT SPECTRUM HOLDING
                                     COMPANY, L.P.

                                    By:  /s/ Robert M. Neumeister, Jr.
                                    Name: Robert Neumeister
                                    Title: Chief Financial Officer

                                    SPRINT SPECTRUM L.P.

                                    By: /s/ Robert M. Neumeister, Jr.
                                    Name: Robert Neumeister
                                    Title: Chief Financial Officer

                                    SPRINT SPECTRUM REALTY
                                     COMPANY, L.P.

                                    By: /s/ Robert M. Neumeister, Jr.
                                    Name: Robert Neumeister
                                    Title: Chief Financial Officer